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                                                                   Exhibit 10.29

                               CASTLE BRANDS INC.
                            2003 STOCK INCENTIVE PLAN

         (EFFECTIVE AS OF AUGUST 8, 2003, AS AMENDED FEBRUARY 17, 2004)

          SECTION 1. Purpose.

          1.1 The purpose of Castle Brands Inc. 2003 Stock Incentive Plan is to enable Castle Brands Inc., a Delaware corporation (the "Corporation") and any Parent or Related Company (as defined below) to attract and retain employees, consultants and directors who contribute to the Corporation's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Corporation by giving them an equity interest in the Corporation.

          SECTION 2. Types of Awards.

          2.1 Awards under the Plan may be in the form of (i) Stock Options (as hereinafter defined), (ii) rights to purchase Restricted Stock of the Corporation (as hereinafter defined); (iii) Deferred Stock (as hereinafter defined); and Stock Appreciation Rights (as hereinafter defined).

          2.2 An eligible Participant may be granted one or more types of Awards. Each Award shall be evidenced by a related Award letter or agreement.

          SECTION 3. Administration.

          3.1 The Plan shall be administered by the Compensation Committee of the Board of Directors of the Corporation or such other committee appointed either by the Board or by the Compensation Committee of the Board.

          3.2 The Committee shall have the authority to grant Awards to eligible Participants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award granted under the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make any other determinations that it deems necessary or desirable for the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

          (a) to determine whether and to what extent any Award or combination of Awards will be granted hereunder;

          (b)  to select the Participants to whom Awards will be granted;

          (c) to determine the number of shares of Stock of the Corporation to be covered by each Award granted hereunder;
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          (d)  to determine the terms and conditions of any Award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the Award are satisfied;

          (e) to determine the treatment of Awards upon an Participant's retirement, disability, death, termination for cause or other termination of Employment;

          (f) to determine pursuant to a formula or otherwise the Fair Market Value of the Stock on a given date;

          (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an Award (including Stock Options) (i) will be paid to the holder of the Award currently, (ii) will be deferred and deemed to be reinvested, (iii) will otherwise be credited to the holder of the Award, or (iv) that the holder of the Award has no rights with respect to such dividends;

          (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award will be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

          (i) to amend the terms of any Award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the Award holder without his or her consent; and

          (j) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

          3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan Participants and their beneficiaries or successors.

          3.4 The Committee may from time to time delegate to one or more officers of the Corporation, a Parent or any Related Company any or all of its authorities granted hereunder. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may issue pursuant to Awards made hereunder.

          3.5 Notwithstanding anything in the Plan to the contrary, to the extent determined to be advisable by the Committee, the terms of the grant of Awards (and, as applicable, any related disposition to the Corporation) under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to grant Awards under the Plan.


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          SECTION 4. Stock Subject to Plan.

          4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,000,000. The shares of Stock hereunder may consist of authorized but unissued shares or treasury shares. Shares of Stock reserved and available for distribution under the Plan shall be subject to further adjustment as provided below.

          4.2 To the extent a Stock Option is surrendered, canceled or terminated without having been exercised, or an Award is surrendered, canceled or terminated without the Award holder having received payment of the Award, or shares awarded are surrendered, canceled, repurchased at less than fair market value or forfeited, the shares subject to such Award shall again be available for distribution in connection with future Awards under the Plan. At no time will the overall number of shares issued under the Plan plus the number of shares covered by outstanding Awards under the Plan exceed the aggregate number of shares authorized under the Plan. At no time will the number of shares issued under the Plan to any individual plus the number of shares covered by a previous award to such individual under the Plan with respect to a Stock Option or Stock Appreciation Right, whether or not outstanding, exceed the maximum number of shares which may be distributed with respect to Stock Options or Stock Appreciation Rights granted under the Plan to any individual.

          4.3 In the event of any merger, reorganization, consolidation, sale of all or substantially all of the Corporation's assets, recapitalization (collectively, a "Reorganization"), Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure affecting the Stock, the Committee may in its sole discretion, in such manner as it deems equitable, adjust any and all of (i) the number of shares of Stock or other securities of the Corporation (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the aggregate number of shares of Stock available for distribution under the Plan to any single individual with respect to a Stock Option awarded hereunder (iii) the aggregate number of shares of Stock that relate to Stock Appreciation Rights that may be granted to any single individual hereunder, (iv) the number of shares of Stock or other securities of the Corporation (or number and kind of other securities or property) subject to outstanding Awards, and (v) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award. In addition, in the event of a Reorganization, the Committee shall have the right to cause the Corporation, and all Awards shall be subject to such right, to repurchase or cash-out all Awards upon such terms and conditions as the Committee shall deem appropriate in its sole discretion.

          SECTION 5. Eligibility.

          Any employee, director, consultant, officer, advisor of the Corporation, its Parent, if any, or a Related Company or other individual is eligible to be designated a Participant under the Plan by the Committee, in its sole discretion, to the extent such eligibility does not prevent the Plan and Awards from having the exemption from registration provided by Rule 701 promulgated under the Securities Act of 1933, as amended, to the extent applicable.


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          SECTION 6. Stock Options.

          6.1 The Stock Options awarded under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option; provided that such Stock Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options. In no event shall any member of the Committee, the Corporation, its Parent, if any, or any Related Company or their respective employees, officers or directors, have any liability to any Participant or any other person due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.

          6.2 Stock Options granted under the Plan shall be evidenced by the related Award letter or agreement and shall be subject to the foregoing and following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee.

          (b) Option Term. The term of each Stock Option shall be determined by the Committee, but in no case shall the term of a Stock Option exceed ten years.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; but in no event shall an Option be exercisable more than ten years after the date it is granted. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

          (d) Method of Exercise. Except as otherwise provided in the Plan or in an Award letter or agreement, Stock Options may be exercised in whole or in part at any time during the option period, to the extent then exercisable, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the Award letter or agreement, which may include cash (including cash equivalents), delivery of unrestricted shares of Stock owned by the Participant for at least six months (or such other period as established from time to time by the Committee) or subject to Awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the Restricted Stock or Deferred Stock so used.


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          (e)  No Stockholder Rights. A Participant shall have neither rights to dividends (other than amounts credited in accordance with Section 3.2(g) above) nor other rights of a stockholder with respect to shares subject to a Stock Option until the Participant has given written notice of exercise, has paid for such shares of Stock, and if applicable has satisfied any other conditions imposed by the Committee pursuant to the Plan.

          (f) Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

          (g) Non-transferability. No Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, all Stock Options shall be exercisable only by the Participant.

          (h) Termination of Employment. If a Participant's Employment with the Corporation, its Parent, or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide that, notwithstanding the option term determined pursuant to Section 6.2(b) above, a Stock Option which is outstanding on the date of a Participant's death shall remain outstanding for an additional period after the date of such death.

          6.3 Notwithstanding the provisions of Section 6.2 above, no Incentive Stock Option shall (i) have an option price which is less than 100% of the Fair Market Value of the Stock on the date of the award of the Incentive Stock Option (or, in the case of a Participant who owns Stock possessing more than 10% of the total voting power of all classes of stock of the Corporation (or its Parent or subsidiary corporation) (a "10% shareholder"), have an option price which is less than 110% of the fair market value of the Stock on the date of grant), (ii) be exercisable more than ten years (or, in the case of a 10% shareholder, five years) after the date such Incentive Stock Option is awarded, or (iii) be awarded more than ten years after the date of the adoption of the Plan. Notwithstanding anything to the contrary in this Plan, only employees of the Corporation or a Parent or subsidiary of the Corporation (as defined in Sections 424(e) and 424(f)), respectively, of the Code) shall be eligible to receive Awards of Incentive Stock Options. By accepting an Incentive Stock Option granted under the Plan, each such Participant agrees, and any agreement or letter evidencing such option grant shall so provide, that he or she will notify the Corporation in writing immediately after such Participant disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such Stock to the Participant.

          SECTION 7. Restricted Stock.

          Subject to the following provisions, all Awards of rights to purchase Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:


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          (a)  The Restricted Stock Award shall specify the number of rights to purchase and number of shares of Restricted Stock that may be purchased, the price, if any, to be paid by the recipient of the rights to purchase Restricted Stock (which shall in no event be less than par value), and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Corporation or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

          (b) Stock certificates representing the Restricted Stock awarded to a Participant shall be registered in the Participant's name, but the Committee may direct that such certificates be held by the Corporation on behalf of the Participant. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the Participant until such share has vested in accordance with the terms of the Restricted Stock Award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the Participant (or his or her designated beneficiary in the event of death) free of all restrictions.

          (c) The Committee may provide that the Participant shall have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

          (d) Except as may be provided by the Committee, in the event of an Participant's termination of Employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee shall provide that (i) the purchase price paid by the Participant with respect to such shares shall be returned to the Participant or (ii) a cash payment equal to such Restricted Stock's Fair Market Value on the date of forfeiture, if lower, shall be paid to the Participant.**

          (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the Participant's Restricted Stock.

          SECTION 8. Deferred Stock Awards.

          Subject to the following provisions, all Awards of Deferred Stock shall be in such form and shall have such terms and conditions as the Committee may determine:


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          (a)  The Deferred Stock Award shall specify the number of shares of
               Deferred Stock to be awarded to any Participant and the duration or the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the Award of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such other criteria as the Committee may determine.

          (b) Except as may be permitted by the Committee, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

          (c) At the expiration of the Deferral Period, the Participant (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock Award, (ii) cash equal to the fair market value of such Stock or (iii) a combination of shares and cash, as the Committee may determine.

          (d) Except as may be provided by the Committee, in the event of a Participant's termination of Employment before the end of the Deferral Period, his or her Deferred Stock Award shall be forfeited.

          (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock Award.

          SECTION 9. Stock Appreciation Rights.

          9.1 Grants. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine which Participants shall be granted Stock Appreciation Rights, the number of shares of Stock to be covered by each Stock Appreciation Right Award, the reference price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with Stock Option Awards, in addition to another Award or unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time.

          9.2 Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of shares of Stock to which the Award relates on the date of exercise of the Stock Appreciation Right over the amount specified by the Committee. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, shares of Stock or a combination of cash and Stock.

          9.3 Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award letter or agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of and Stock Appreciation Right. Any such determination by


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the Committee may be changed by the Committee from time to time and may govern the exercise of the Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

          9.4 Tax Withholding.

          9.5 Each Participant shall, no later than the date as of which the value of an Award (or portion thereof) first becomes includible in the Participant's income for applicable tax purposes, pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the Award (or portion thereof). The obligation of the Corporation under the Plan shall be conditioned on such payment or arrangements, and the Corporation (and, where applicable, any Parent or any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant including, but not limited to, the right to withhold shares of stock otherwise deliverable to the Participant with respect to any Awards hereunder.

          9.6 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, a Participant may irrevocably elect to have the withholding tax obligation or any additional tax obligation with respect to any Awards hereunder satisfied by (i) having the Corporation withhold shares of Stock otherwise deliverable to the Participant with respect to the Award, (ii) delivering to the Corporation shares of unrestricted Stock, or (iii) through any combination of withheld and delivered shares of Stock, as described in (i) and (ii).

          SECTION 10. Amendments and Termination.

          The Board or the Committee may amend, alter or discontinue the Plan at any time. No such action of the Board or the Committee shall require the approval of the stockholders of the Corporation, unless such stockholder approval is required by applicable law or by the rules or regulations of any securities exchange or regulatory agency. No amendment or discontinuation of the Plan shall adversely affect any Award previously granted without the Award holder's written consent. To the extent necessary to enable options granted hereunder to constitute Incentive Stock Options, any amendments to the provisions of this Plan relating to Incentive Stock Options shall require stockholder approval before such amendments are effective.

          SECTION 11. Change in Control.

          11.1 Unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, in the event of the earliest to occur (after the Effective Date of the Plan) of (i) the occurrence of a Change in Control, or (ii) the publication or dissemination of an announcement of action intended to result in a Change in Control, and solely with respect to Awards held by an individual in service with the Corporation or a Related Company at the time of any such event described in (i) above:


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          (a)  all outstanding Stock Options and Stock Appreciation Rights awarded under the Plan shall become fully exercisable and vested; and

          (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock Awards under the Plan shall lapse and such shares and Awards shall be deemed fully vested.

          11.2 Notwithstanding anything to the contrary contained herein, neither the initial public offering of the Stock of the Corporation, nor the temporary holding of the Corporation securities by an underwriter pursuant to an offering of such securities, shall be deemed to constitute, or otherwise be treated as, an event described in clauses (i) or (ii) of Section 12.1 above.

          SECTION 12. General Provisions.

          12.1 Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of Stock thereunder, such Award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

          12.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continued Employment and shall not lessen or affect the Corporation or any other entity's right to terminate the Employment of such Participant.

          12.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive Awards under the Plan, whether or not such persons are similarly situated.

          12.4 No member of the Board or the Committee, nor any officer or employee of the Corporation, its Parent or a Related Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee, and all officers or employees of the Corporation, its Parent and Related Companies acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation.

          12.5 Unless otherwise determined by the Committee, all securities of the Corporation acquired by a Participant under this Plan or otherwise shall be subject to a shareholders agreement, which shall be entered into concurrently with the acquisition of the


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securities by the Participant.

          SECTION 13. Effective Date and Duration.

          The Plan shall be effective on August 8, 2003, subject to approval by the Corporation's stockholders (the "Effective Date"). No Awards of Stock Options, Stock Appreciation Rights, rights to purchase Restricted Stock, or Deferred Stock shall be made under the Plan after August 8, 2013.

          SECTION 14. Definitions.

          As used in this Plan, the following terms shall have the meanings set forth below:

          "Award" shall mean and Stock Option Award, Restricted Stock Award, Deferred Stock Award or Stock Appreciation Right Award.

          "Board" shall mean the Board of Directors of the Corporation.

          "Change in Control" shall mean any of the following events:

          (a) the reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Stock of the Corporation is exchanged for or converted into cash or property or securities not issued by the Corporation, whether or not the reorganization, merger or consolidation shall have been affirmatively recommended to the Corporation's stockholders by a majority of the members of the Board;

          (b) the sale or disposition, in or a series of related transactions, of all or substantially all of the Corporation's consolidated property or assets or of more than 35% of the voting stock of the Corporation to any "person" or "group" as defined in Section 13(d) and 14(d) of the Exchange Act, unless such person had beneficial ownership of at least 10% of the voting stock of the Corporation as of the effective date of this Plan other than in connection with the private placement of securities of the Corporation pursuant to the Confidential Private Placement Memorandum dated September, 2003; or

          (c) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period).

          "Code" shall mean the Internal Revenue Code of 1986, as amended or any successor thereto.


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          "Committee" shall mean the Compensation Committee of the Board or such other committee appointed either by the Board or by the Compensation Committee of the Board.

          "Deferred Stock" shall mean any Stock granted pursuant to Section 8 of the Plan.

          "Employment" shall be deemed to refer to (i) a Participant's employment if the Participant is an employee of the Corporation, its Parent or a Related Company; (ii) a Participant's services as a consultant, if the Participant is a consultant to the Corporation, its Parent or a Related Company; (iii) a Participant's services as a non-employee director, if the Participant is a non-employee member of the Board; and (iv) a Participant's service as an advisor, if the Participant is an advisor to the Corporation, its Parent or a Related Company.

          "Fair Market Value" shall mean on a given date, (i) if there should be a public market for the Stock on such date, the arithmetic mean of the high and low prices of the Stock as reported on such date on the composite tape of the principle national securities exchange on which such shares of Stock are listed or admitted to trading, or, if the Stock is not listed or admitted on any national securities exchange, the arithmetic mean of the per share closing bid price and per share closing asked price of the Stock on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the "NASDAQ"), or, if no sale of Stock shall have been reported on the composite tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and
          (ii) if there should not be a public market for the Stock on such date, the fair market value of the of the Stock shall be the value established by the Committee in good faith.

          "Incentive Stock Option" shall mean any Stock Option granted pursuant to Section 6 of the Plan that satisfies the requirements for treatment as an Incentive Stock Option pursuant to Section 422 of the Code.

          "Non-Qualified Stock Option" shall mean a Stock Option granted pursuant to Section 6 of the Plan that does not constitute an Incentive Stock Option.

          "Parent" shall have the meaning set forth in Section 424(e) of the Code.


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          "Participant" shall mean an employee, director, consultant, officer, advisor of the Corporation, its Parent, if any, or a Related Company or other individual as designated by the Committee, in its sole discretion, to the extent such designation does not prevent the Plan does not prevent the Plan and Awards from having the exemption from registration provided by Rule 701 promulgated under the Securities Act of 1933, as amended, to the extent applicable.

          "Plan" shall mean the the Corporation 2003 Stock Incentive Plan.

          "Related Company" shall mean at the time of grant any corporation, partnership, joint venture or other entity in which the Corporation owns, directly or indirectly, more than a 50% beneficial ownership interest.

          "Restricted Stock" shall mean any Stock granted under Section 7 of the Plan.

          "Stock" shall mean shares of common stock, par value $.01 per share, of the Corporation.

          "Stock Appreciation Right" shall mean a stock appreciation right granted pursuant to Section 9 of the Plan.

          "Stock Options" shall collectively refer to Incentive Stock Options and Non-Qualified Stock Options.

          SECTION 15. Governing Law.

          The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.

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                                        Castle Brands Inc.


                                        By: /s/ Mark Andrews
                                            ------------------------------------
                                        Name: Mark Andrews
                                        Title. President and Chief Executive
                                               Officer


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